(5)

                               Form of Application



Variable Annuity Application
             GE Capital Life Assurance Company of New York

1.  Owner: Name (if no middle name, use "NMN)/Name of Trust     Social Security No. or Taxpayer ID DOB of
                                                                      Date of Trust (Mo./Day/Yr)

Street Address        City      State      Zip    Telephone Number     Sex  Age
                                              __M __F
                ------------------------------------------------------------------------------------------------------------------
1a.     Joint Owner: Name (if no middle name, use "NMN")        Social Security No.         DOB (Mo./Day/Yr)
        (Optional)

Street Address        City      State      Zip    Telephone Number     SexAge
                                              __M __F

                ------------------------------------------------------------------------------------------------------------------
2.  Proposed Annuitant: Name (if no middle name, use "NMN")     Social Security No.         DOB (Mo./Day/Yr)
    (If other than Owner)

Street Address        City      State      Zip    Telephone Number     Sex Age
                                              __M __F
                ------------------------------------------------------------------------------------------------------------------
2a. Contingent Annuitant: Name (if no middle name, use "NMN")      Social Security No.      DOB (Mo./Day/Yr)
    (Optional)

Street Address        City      State      Zip    Telephone Number     Sex Age
                ------------------------------------------------------------------------------------------------------------------
3.  Beneficiary: Name (If no middle name, use "NMN")/Name of Trust Social Security No.      Date of Trust
    __Primary
Street Address        City      State      Zip    Relationship to Owner

    Beneficiary: Name (if no middle name, use "NMN")/Name of Trust Social Securtiy No.      Date of Trust
    __Contingent
Street Address        City      State      Zip    Relationship to Owner
                ------------------------------------------------------------------------------------------------------------------

CHANGES IN DESIGNATIONS
The following designations may be changed by the Owner at any time, unless they are made irrevocable.  Check the appropriate
boxes below ONLY if a  designation is to become irrevocable:     ____Primary Beneficiary   ____Contingent Beneficiary
___Contingent Annuitant
                ------------------------------------------------------------------------------------------------------------------

4.  Type of Plan: __Nonqualified__Qualified (Regular payment included, please apply to ____year.)   ____Custodial IRA
                  __IRA (circle one):  Rollover   Direct Transfer   Direct Rollover from Pension Qualified Plan
                  __Simplified Employee Pension     __TSA/403(b)      ___Other________________
                ------------------------------------------------------------------------------------------------------------------
           Owner    __Does     __Does not wish to have Federal Income Tax withheld from surrenders or annuity payments
                ------------------------------------------------------------------------------------------------------------------
5.  Allocation with Application     (Initial Minimum:$5,000)    Estimated Amount of 1035 Exchanger or Direct Transfer
                  $             $
                ------------------------------------------------------------------------------------------------------------------

6. Allocation of Purchase Payments: Investment Subdivisions - Enter at least 1% for each investment subdivision selected. Percentages must total 100%. There is a limit to the number of Investment Subdivisions that may be selected.

    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    ----- %-----------------------------------------------------------------------------------------------------------------------
    _____ % Guarantee Account for _____Years

                ------------------------------------------------------------------------------------------------------------------
GE Capital Assurance Company of New York-The Centre at Purchase-2 Manhattan Road-Main, P.O. Box 827-Purchase, NY 100577-0827


Variable Annuity Application
  Continued


7.       Dollar- Cost Averaging: TRANSFER DOLLAR AMOUNTS from TRANSFER FREQUENCY
         (Optional) __Money Market Subdivision or __ Guarantee Account __Monthly
         __Quarterly Amounts: (must be $100 or More) TRANSFER TO INVESTMENT
         SUBDIVISIONS
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
I/we understand that the account value in my elected Subdivision must be kept at or above the amount which will permit the dollar -cost averaging transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to GE Capital Life Assurance, or by telephone if a Personal Identification Number (PIN) has been issued (See Section
9)

------------------------------------------------------------------------------------------------------------------
8.       Systematic Withdrawals: (I(we) wish to start a series of partial surrenders from the policy issued pursuant to this application. The total amount of these partial (Optional) surrenders during a twelve month period should equal: (check one in each column)

         ___10% of the Account Value        __% of the account value (cannot exceed 10%).
         ___$(cannot exceed 10% of the account value)

         Payments should be made:   ___Monthly       ___Quarterly               ___Semi-Annually ___Annually
         Payments should begin:     ___As soon as possible             ___Month         ___Year
         Check one:                 ___I/we am subject to backup withholding            __I/we am not subject to backup withholding

         If you are NOT subject to backup withholding, but wish to have Federal
Income Tax withheld, please check here_____.

------------------------------------------------------------------------------------------------------------------
9.       Telephone Transfers:
         (Optional)        I(we) acknowledge that neither the company nor any
                           representative of the Company will be responsible for
                           any claim, loss, liability or expense resulting from
                           a telephone transfer request if the Company or such
                           representative acted on the telephone request in good
                           faith.
                                                         I/we wish to have a Personal Identification Number (PIN) issued to me in order to
         make telephone transfers:  ___Yes   ___No
                           I/we authorize you to issue a Personal Identification Number (PIN) to my registered representative/agent
                           in order for him/her to make telephone transfers on my behalf:   ___Yes  ___No

------------------------------------------------------------------------------------------------------------------
10.       Death Benefit Option:  Optional Death Benefit Rider ___ Yes  ___No
------------------------------------------------------------------------------------------------------------------
11.       Replacement: Will the proposed contract replace any existing annuity or insurance contract? __Yes ___No
                       If `Yes" list company name, plan and year of issue
------------------------------------------------------------------------------------------------------------------
12.       Additional Remarks
------------------------------------------------------------------------------------------------------------------
13. Signatures:    IMPORTANT INFORMATION. PLEASE READ CAREFULLY
    All statements made in this application are true to the best of my/our knowledge and belief and the answers to these questions, together with this agreement, are the basis for issuing the policy. I/we agree to all terms and conditions as shown on the front and back. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED
ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT
GUARANTEED AS TO DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF PROSPECTUSES
FOR THE SEPARATE ACCOUNT AND ALL MUTUAL FUNDS APPLICABLE TO THE POLICY AND
APPLICABLE AMENDMENTS DATED WITHIN 13 MONTHS OF THIS APPLICATION. I/we agree that no one, except the President, the Secretary, or a Vice President of the
Company can make or change any annuity. Under penalty of perjury, each Owner certifies that his/her Social Security (or taxpayer identification) number is correct as it appears in this application.

Signed at (City/State)                     On (Month/Day/Year)

Owner (Sign as "Trustee: if Owner if a Trustee)          Joint Owner

Proposed Annuitant (Signature Required if Other than Owner)
Contingent Annuitant (Signature Required if Designated as Irrevocable)
-----------------------------------------------------------------------------------------------------------------

14. Representative's Information and Signature: Representative's Statement - Do you have knowledge or reason to believe that replacement of insurance is involved? ___Yes __No (If "Yes", explain and submit a completed replacement form where required.) the representative hereby certifies that he/she witnessed the signature(s) in Section 13 and that all information contained in this application is true to the best of his/her knowledge and belief.

Signature of Licensed Resident Agent/Broker
-----------------------------------------------------------------------------------------------------------------
Agency/Brokerage and Code (Print)   Agent/Broker and Code (print)  Agent/Broker and Code (Print)   Brokerage Account Number

Agent/Broker Social Security/Tax ID No.    Agent Broker Address                      Telephone No.



